EXHIBIT 99.1

                                                       [LOGO OF PHOENIX]
                                                                 PHOENIX

                                                    FINANCIAL SUPPLEMENT

                                             The Phoenix Companies, Inc.

                                                          March 31, 2008

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                      TRANSFER AGENT AND REGISTRAR
FIRM                               ANALYST                For information or assistance regarding your account, please contact our
Citigroup                          Keith Walsh            transfer agent and registrar:
Credit Suisse Securities (USA)     Tom Gallagher          The Phoenix Companies, Inc. C/O BNY Mellon Shareowner Services
Dowling & Partners                 Paul Goulekas          P.O. Box 358015, Pittsburgh, PA 15258
JP Morgan                          Jimmy Bhullar          Toll-free: 1-800-490-4258 Int'l: 201-680-6823
Keefe Bruyette & Woods, Inc.       Jukka Lipponen         TDD: 800-231-5469, Int'l TDD: 201-680-6610
Langen McAlenney                   Robert Glasspiegel     E-mail: shrrelations@bnymellon.com
Lehman Brothers                    Eric Berg              Web: www.bnymellon.com/shareowner/isd
Merrill Lynch                      Edward Spehar
Raymond James & Associates         Steven Schwartz
UBS                                Andrew Kligerman

                                                          FOR MORE INFORMATION
                                                          To receive additional information, including financial supplements and
                                                          Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

SHAREHOLDER INFORMATION
SECURITY LISTINGS                                                The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc.                  Investor Relations
is traded on the New York Stock Exchange (NYSE) under            One American Row
the symbol "PNX." Our 7.45 percent bond is traded on             P.O. Box 5056, Hartford, CT 06102-5056
the NYSE under the symbol "PFX."                                 Phone: 1-860-403-7100
                                                                 Fax: 1-860-403-7880
                                                                 e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In managing our business, we analyze our performance on the basis of "operating income" which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Within our Asset Management segment, we also consider earnings before interest, taxes, depreciation and amortization ("EBITDA"). Our management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles.

Total operating return on equity ("ROE") is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                             MARCH 2008 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS.....................................................................1
FINANCIAL HIGHLIGHTS.....................................................................2
LIFE AND ANNUITY EARNINGS SUMMARY........................................................4
  VARIABLE UNIVERSAL LIFE................................................................6
  UNIVERSAL LIFE / INTEREST SENSITIVE....................................................8
  LIFE AND PRIVATE PLACEMENT SALES......................................................10
  ANNUITIES.............................................................................12
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION..............................................14
ASSET MANAGEMENT........................................................................16
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT..................................18
VENTURE CAPITAL SEGMENT.................................................................20
CORPORATE AND OTHER.....................................................................21
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT..........................................23
CONSOLIDATING FIRST QUARTER 2008 INCOME STATEMENT.......................................25
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY.....................................26
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY............................................27
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS.......................................28
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES....................................30

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2008 (unaudited)
(amount in millions, except per share data)

For the Period Ended:                                                                     December 31,
                                                            YTD March    ----------------------------------------------------------
                                                               2008           2007           2006          2005            2004
                                                          -------------  -------------  -------------  -------------  -------------
BALANCE SHEET INFORMATION
General Account Invested Assets                            $  15,326.2    $  15,814.5    $  16,107.8    $  16,717.2    $  17,334.6
Separate Account Assets                                       10,344.2       10,820.3        9,458.6        7,722.2        6,950.3
Total Assets                                                  29,389.3       30,206.9       29,007.2       27,712.3       28,359.3
Indebtedness                                                     474.0          627.7          685.4          751.9          690.8
Total Stockholders' Equity                                     2,261.1        2,289.9        2,236.1        2,007.1        2,022.4
Total Stockholders' Equity, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                       $   2,464.5    $   2,480.9    $   2,364.6    $   2,118.9    $   2,018.5
Average Equity, excluding other accumulated OCI,
  FIN 46-R and Discontinued Operations (1)                 $   2,457.6    $   2,399.9    $   2,239.4    $   2,017.1
Total Operating Return on Equity (1)                             -0.76%          5.64%          3.89%          4.99%
Average Tangible Common Equity (2)                         $   1,469.4    $   1,703.1    $   1,516.8    $   1,280.4
Total Operating Return on Average Tangible Equity (2)            -1.28%          7.94%          5.74%          7.86%

Debt to Total Capitalization(4)                                   16.1%          20.2%          22.5%          26.2%          25.5%

Book Value Per Share                                       $     19.77    $     20.04    $     19.67    $     21.10    $     21.32
Book Value Per Share, excluding SFAS 115
  and other accumulated OCI                                $     21.11    $     21.25    $     20.33    $     21.72    $     20.70
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                       $     21.55    $     21.71    $     20.80    $     22.28    $     21.27
Period-end Common Shares Outstanding                             114.4          114.3          113.7           95.1           94.9
                                                          =============  =============  =============   ============  =============

-----------------------------------------------------------------------------------------------------------------------------------

INDEBTEDNESS:
Surplus Notes                                              $     174.0    $     174.0    $     174.0    $     204.2    $     204.1
Senior Unsecured Bonds - due 2008                                               153.7          153.7          153.7          153.7
Senior Unsecured Bonds - due 2032                                300.0          300.0          300.0          300.0          300.0
Interest Rate Swap                                                                               0.5            2.0            8.0
Bank Credit Facility                                                                                           25.0           25.0
Other                                                                                           57.2           67.0
                                                          -------------  -------------  -------------   ------------  -------------
Total Indebtedness                                         $     474.0    $     627.7    $     685.4    $     751.9    $     690.8
                                                          =============  =============  =============   ============  =============

-----------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE INSURANCE
  COMPANY (3)

Capital, Surplus and Surplus Notes                         $     797.7    $     848.1    $     932.4    $     885.5    $     814.6
Asset Valuation Reserve (AVR)                                    148.9          192.6          187.9          210.8          213.6
                                                          -------------  -------------  -------------   ------------  -------------
Capital, Surplus, Surplus Notes and AVR                    $     946.6    $   1,040.7    $   1,120.3    $   1,096.3    $   1,028.2
                                                          =============  =============  =============   ============  =============
Policyholder Dividend Liability                            $     361.0    $     355.6    $     348.9    $     356.1    $     403.3
Interest Maintenance Reserve                               $     (44.9)   $     (44.4)   $     (44.3)   $     (23.1)   $     (31.3)
Statutory Gain From Operations                             $      11.4    $     115.2    $     131.6    $     106.2    $      35.1
Statutory Net Income (Loss)                                $     (22.9)   $      80.0    $     162.0    $      61.0    $      47.1
                                                          =============

(1) This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2) This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. March 2008 amounts are preliminary.

(4) This debt to total capitalization is based on total stockholders' equity, excluding SFAS 115, other accumulated OCI and FIN 46-R.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2008 (unaudited)
(amount in millions, except per share data)

                                                     YTD March                            December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCOME STATEMENT SUMMARY

OPERATING INCOME
Life Insurance                              $      31.6    $      56.0    $     195.9    $     209.7    $     180.5    $     130.1
Annuities                                          (5.4)           6.9           19.8            4.0           12.0           12.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                           26.2           62.9          215.7          213.7          192.5          142.8
Asset Management Segment                          (13.3)           0.6            7.4          (28.6)         (10.5)           0.1
Venture Capital Segment(1)                                                                                     14.8           19.3
Corporate and Other                               (20.6)          (9.2)         (47.5)         (62.0)         (71.3)         (60.8)
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME (LOSS), BEFORE
  INCOME (LOSS) TAXES                              (7.7)          54.3          175.6          123.1          125.5          101.4
Applicable Income Taxes (Benefit)                  (3.0)          16.9           40.3           36.0           24.9           22.5
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME (LOSS)                      (4.7)          37.4          135.3           87.1          100.6           78.9
Net Realized Investment Gains (Losses)            (15.1)          12.2           (8.9)          21.8           25.5           11.8
Realized Gains (Losses) - Investments
  Pledged as Collateral Consolidated
      Under FIN 46-R                                0.8            0.2            1.0           (1.0)           1.3          (12.9)
Realized and Unrealized Gains (Losses)
  on Equity Investment in Aberdeen                                                                             (7.0)          55.9
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                                                                         (14.7)
Surplus Notes Tender Costs                                                                                                    (6.4)
Management Restructuring and Early
  Retirement Costs                                                                              (9.1)         (12.5)         (21.9)
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS          (19.0)          49.8          127.4           98.8          107.9           90.7
Income (Loss) from Discontinued
  Operations                                                       0.8           (3.5)           1.1            0.5           (4.3)
                                           -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                           $     (19.0)   $      50.6    $     123.9    $      99.9    $     108.4    $      86.4
                                           =============  =============  =============  =============  =============  =============

-----------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding               114.3          113.8          114.1          110.9           95.0           94.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income (Loss) Per Share     $     (0.04)   $      0.33    $      1.19    $      0.78    $      1.06    $      0.83
Net Income (Loss) Per Share                 $     (0.17)   $      0.44    $      1.09    $      0.90    $      1.14    $      0.91

DILUTED
Weighted-Average Shares Outstanding and
   Dilutive Potential Common Shares (2)           114.3          115.1          116.0          113.2          102.4          100.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Income (Loss) Per Share     $     (0.04)   $      0.32    $      1.17    $      0.77    $      0.98    $      0.78
Net Income (Loss) Per Share                 $     (0.17)   $      0.44    $      1.07    $      0.88    $      1.06    $      0.86
                                           =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

(2) For the three months ended March 31, 2008, the weighted average common shares outstanding and dilutive potential common shares were 116.0 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
First Quarter 2008 (unaudited)
(amount in millions, except per share data)

Quarters ended
                                                                           2007                                2008
                                                ----------------------------------------------------------  -----------
                                                    March           June        September       December       March
                                                ------------   -------------  -------------  -------------  -----------
OPERATING INCOME
Life Insurance                                   $     56.0     $      45.5    $      44.6    $      49.8    $    31.6
Annuities                                               6.9             5.2            5.1            2.6         (5.4)
                                                ------------   -------------  -------------  -------------  -----------
Life and Annuity Segment                               62.9            50.7           49.7           52.4         26.2
Asset Management Segment                                0.6             2.3            2.6            1.9        (13.3)
Corporate and Other                                    (9.2)          (16.2)         (11.3)         (10.8)       (20.6)
                                                ------------   -------------  -------------  -------------  -----------
TOTAL OPERATING INCOME (LOSS),
   BEFORE INCOME (LOSS) TAXES                          54.3            36.8           41.0           43.5         (7.7)
Applicable Income Taxes (Benefit)                      16.9             2.9            6.7           13.8         (3.0)
                                                ------------   -------------  -------------  -------------  -----------
TOTAL OPERATING INCOME (LOSS)                          37.4            33.9           34.3           29.7         (4.7)
Net Realized Investment Gains (Losses)                 12.2            (1.0)           0.8          (20.9)       (15.1)
Realized Gains (Losses) - Investments
   Pledged as Collateral
       Consolidated Under FIN 46-R                      0.2            (0.1)           0.5            0.4          0.8
                                                ------------   -------------  -------------  -------------  -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS               49.8            32.8           35.6            9.2        (19.0)
Gain (Loss) from Discontinued Operations                0.8             0.4                          (4.7)
                                                ------------   -------------  -------------  -------------  -----------
NET INCOME (LOSS)                                $     50.6     $      33.2    $      35.6    $       4.5    $   (19.0)
                                                ============   =============  =============  =============  ===========

----------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding                   113.8           114.1          114.2          114.2        114.3
                                                ------------   -------------  -------------  -------------  -----------
Total Operating Income (Loss) Per Share          $     0.33     $      0.30    $      0.30    $      0.26    $   (0.04)
Net Income (Loss) Per Share                      $     0.44     $      0.29    $      0.31    $      0.04    $   (0.17)

DILUTED
Weighted-Average Shares Outstanding
   and Dilutive Potential Common Shares (1)           115.1           115.6          115.8          115.8        114.3
                                                ------------   -------------  -------------  -------------  -----------
Total Operating Income (Loss) Per Share          $     0.32     $      0.29    $      0.30    $      0.26    $   (0.04)
Net Income (Loss) Per Share                      $     0.44     $      0.29    $      0.31    $      0.04    $   (0.17)
                                                                                                            ===========

(1) For the three months ended March 31, 2008, the weighted average common shares outstanding and dilutive potential common shares were 116.0 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2008 (unaudited)
($ in millions)

                                                     YTD March                                   December 31,
                                            ---------------------------   ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                            -------------  ------------   -------------  -------------  -------------  -------------
OPERATING INCOME
Variable Universal Life                     $        6.7   $        8.8   $       41.1   $       52.7   $       69.6   $       35.7
Universal Life (1)                                   2.6           17.5           59.6           53.3           47.9           34.4
Other Life and Annuity (2)                          (0.5)           0.4            0.4            2.7            1.5            1.6
                                            -------------  ------------   -------------  -------------  -------------  -------------
TOTAL CORE LIFE INSURANCE                            8.8           26.7          101.1          108.7          119.0           71.7
                                            -------------  ------------   -------------  -------------  -------------  -------------
Traditional Life, excluding Closed Block             7.1           12.6           27.8           31.2          (11.7)         (18.3)
Traditional Life, Closed Block                      15.7           16.7           67.0           69.8           73.2           76.7
                                            -------------  ------------   -------------  -------------  -------------  -------------
TOTAL TRADITIONAL LIFE                              22.8           29.3           94.8          101.0           61.5           58.4
                                            -------------  ------------   -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                               31.6           56.0          195.9          209.7          180.5          130.1
Annuities                                           (5.4)           6.9           19.8            4.0           12.0           12.7
                                            -------------  ------------   -------------  -------------  -------------  -------------
OPERATING INCOME, BEFORE INCOME TAXES               26.2           62.9          215.7          213.7          192.5          142.8
Allocated Income Taxes                               9.7           19.6           66.5           67.9           51.3           36.4
                                            -------------  ------------   -------------  -------------  -------------  -------------
OPERATING INCOME                                    16.5           43.3          149.2          145.8          141.2          106.4
Net Realized Investment Gains (Losses)             (12.6)           0.5           (1.6)          (1.0)          22.7           (2.5)
Management Restructuring and
  Early Retirement Costs                                                                                        (0.1)          (7.3)
                                            -------------  ------------   -------------  -------------  -------------  -------------
NET INCOME                                  $        3.9   $       43.8   $      147.6   $      144.8   $      163.8   $       96.6
                                            =============  ============   =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                                      2007                                  2008
                                                          ----------------------------------------------------------  -------------
                                                              March           June        September       December        March
                                                          -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Variable Universal Life                                    $        8.8   $      11.0    $       11.9   $       9.4    $       6.7
Universal Life (1)                                                 17.5          17.7            10.3          14.1            2.6
Other Life and Annuity                                              0.4           0.5             0.1          (0.6)          (0.5)
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL CORE LIFE INSURANCE                                          26.7          29.2            22.3          22.9            8.8
                                                          -------------  -------------  -------------  -------------  -------------
Traditional Life, excluding Closed Block                           12.6          (0.5)            5.6          10.1            7.1
Traditional Life, Closed Block                                     16.7          16.8            16.7          16.8           15.7
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL TRADITIONAL LIFE                                             29.3          16.3            22.3          26.9           22.8
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                                              56.0          45.5            44.6          49.8           31.6
Annuities                                                           6.9           5.2             5.1           2.6           (5.4)
                                                          -------------  -------------  -------------  -------------  -------------
OPERATING INCOME, BEFORE INCOME TAXES                              62.9          50.7            49.7          52.4           26.2
Allocated Income Taxes                                             19.6          16.7            11.6          18.6            9.7
                                                          -------------  -------------  -------------  -------------  -------------
OPERATING INCOME                                                   43.3          34.0            38.1          33.8           16.5
Net Realized Investment Gains (Losses)                              0.5           0.5             2.5          (5.1)         (12.6)
                                                          -------------  -------------  -------------  -------------  -------------
NET INCOME                                                 $       43.8   $      34.5    $       40.6   $      28.7    $       3.9
                                                          =============  =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2008 (unaudited)
($ in millions)

                                                            YTD March                             December 31,
                                                    ------------------------    ---------------------------------------------------
                                                       2008          2007         2007          2006          2005          2004
                                                    ----------    ----------   ----------    ----------    ----------    ----------
PRE-TAX INCOME
Fees                                                $     8.1     $     8.0     $   32.5     $    27.6     $    32.5     $    29.6
Cost of Insurance (COI)                                  21.3          20.3         81.9          77.8          76.7          74.6
Interest Earned                                           2.4           2.4          9.9           9.2           6.3           5.9
Surrender Charges                                         1.6           2.1          6.6           6.7           7.1           6.9
                                                    ----------    ----------   ----------    ----------    ----------    ----------
TOTAL REVENUES                                           33.4          32.8        130.9         121.3         122.6         117.0
                                                    ----------    ----------   ----------    ----------    ----------    ----------

Net Death and Disability Benefits                        13.0           9.0         28.7          31.9          28.5          30.5
Interest Credited                                         1.6           1.4          5.8           4.8           4.6           3.7
DAC Amortized                                             5.7           7.2         30.1           8.4          (4.4)         22.2
Operating Expenses                                        6.4           6.4         25.2          23.5          24.3          24.9
                                                    ----------    ----------   ----------    ----------    ----------    ----------
TOTAL EXPENSES                                           26.7          24.0         89.8          68.6          53.0          81.3
                                                    ----------    ----------   ----------    ----------    ----------    ----------

OPERATING INCOME BEFORE TAX                         $     6.7     $     8.8     $   41.1     $    52.7     $    69.6     $    35.7
                                                    ==========    ==========   ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                         $     4.4     $     4.3    $    15.8     $    13.5     $    13.6     $    16.3
Controllable Expenses and Other                           7.9           9.4         34.1          29.6          26.8          34.0
                                                    ----------    ----------   ----------    ----------    ----------    ----------
TOTAL CURRENT EXPENSES                                   12.3          13.7         49.9          43.1          40.4          50.3
Deferred Acquisition Costs                               (5.9)         (7.3)       (24.7)        (19.6)        (16.1)        (25.4)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
OPERATING EXPENSES                                  $     6.4     $     6.4    $    25.2     $    23.5     $    24.3     $    24.9
                                                    ==========    ==========   ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits, excluding Private Placement            $    38.1     $    40.2    $   153.8     $   149.0     $   171.4     $   185.4
   Surrenders, excluding Private Placement              (24.2)        (24.1)      (102.1)        (85.9)        (84.4)        (60.6)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
       Net Sales, excluding Private Placement            13.9          16.1         51.7          63.1          87.0         124.8
       Private Placement, Net Sales                       3.8           8.8         50.4           1.0          36.7          45.3
                                                    ----------    ----------   ----------    ----------    ----------    ----------
   TOTAL NET SALES                                       17.7          24.9        102.1          64.1         123.7         170.1
   Deaths                                                (1.0)         (3.3)       (19.6)         (4.7)         (3.6)         (2.2)
   Interest Credited                                   (116.9)         58.1        195.3         259.9         141.5         170.0
   Acquisitions (Dispositions)                                                     218.8
   Fees                                                  (8.8)         (8.1)       (33.5)        (30.4)        (30.3)        (31.0)
   Cost of Insurance                                    (20.8)        (19.8)       (79.9)        (75.8)        (74.6)        (72.4)
                                                    ----------    ----------   ----------    ----------    ----------    ----------
         Change in FUM                                 (129.8)         51.8        383.2         213.1         156.7         234.5
Beginning Balance                                     2,696.1       2,312.9      2,312.9       2,099.8       1,943.1       1,708.6
                                                    ----------    ----------   ----------    ----------    ----------    ----------
ENDING FUND BALANCE                                 $ 2,566.3     $ 2,364.7    $ 2,696.1     $ 2,312.9     $ 2,099.8     $ 1,943.1
                                                    ==========    ==========   ==========    ==========    ==========    ==========

Gross Life Insurance In Force (1)                   $24,796.6     $24,320.5    $24,714.2     $24,164.6     $24,767.7     $25,382.0
                                                    ==========    ==========   ==========    ==========    ==========    ==========

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2008 (unaudited)
($ in millions)

Quarters ended
                                                                               2007                               2008
                                                    -------------------------------------------------------     ----------
                                                       March         June          September     December         March
                                                    -----------     ----------     ----------    ----------     ----------
PRE-TAX INCOME
Fees                                                $      8.0      $     8.2      $     7.7     $     8.6      $     8.1
Cost of Insurance (COI)                                   20.3           20.1           20.2          21.3           21.3
Interest Earned                                            2.4            2.4            2.6           2.5            2.4
Surrender Charges                                          2.1            1.4            1.9           1.2            1.6
                                                    -----------     ----------     ----------    ----------     ----------
TOTAL REVENUES                                            32.8           32.1           32.4          33.6           33.4
                                                    -----------     ----------     ----------    ----------     ----------

Net Death and Disability Benefits                          9.0            5.6            6.4           7.7           13.0
Interest Credited                                          1.4            1.4            1.4           1.6            1.6
DAC Amortized                                              7.2            7.0            7.5           8.4            5.7
Operating Expenses                                         6.4            7.1            5.2           6.5            6.4
                                                    -----------     ----------     ----------    ----------     ----------
TOTAL EXPENSES                                            24.0           21.1           20.5          24.2           26.7
                                                    -----------     ----------     ----------    ----------     ----------

OPERATING INCOME BEFORE TAX                         $      8.8      $    11.0      $    11.9     $     9.4      $     6.7
                                                    ===========     ==========     ==========    ==========     ==========
--------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                         $      4.3      $     3.5      $     3.3     $     4.7      $     4.4
Controllable Expenses and Other                            9.4            8.5            6.6           9.6            7.9
                                                    -----------     ----------     ----------    ----------     ----------
TOTAL CURRENT EXPENSES                                    13.7           12.0            9.9          14.3           12.3

Deferred Acquisition Costs                                (7.3)          (4.9)          (4.7)         (7.8)          (5.9)
                                                    -----------     ----------     ----------    ----------     ----------
OPERATING EXPENSES                                  $      6.4      $     7.1      $     5.2     $     6.5      $     6.4
                                                    ===========     ==========     ==========    ==========     ==========
--------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits, excluding Private Placement            $    40.2       $    34.7      $    32.7     $    46.2      $    38.1
   Surrenders, excluding Private Placement              (24.1)          (26.1)         (28.5)        (23.4)         (24.2)
                                                    ----------      ----------     ----------    ----------     ----------
       Net Sales, excluding Private Placement            16.1             8.6            4.2          22.8           13.9
       Private Placement, Net Sales                       8.8            10.8            6.4          24.4            3.8
                                                    ----------      ----------     ----------    ----------     ----------
   TOTAL NET SALES                                       24.9            19.4           10.6          47.2           17.7
   Deaths                                                (3.3)           (6.6)          (8.3)         (1.4)          (1.0)
   Interest Credited                                     58.1           112.7           25.9          (1.4)        (116.9)
   Acquisitions (Dispositions)                                                                       218.8
   Fees                                                  (8.1)           (8.4)          (7.1)         (9.9)          (8.8)
   Cost of Insurance                                    (19.8)          (19.6)         (19.3)        (21.2)         (20.8)
                                                    ----------      ----------     ----------    ----------     ----------
         Change in FUM                                   51.8            97.5            1.8         232.1         (129.8)
Beginning Balance                                     2,312.9         2,364.7        2,462.2       2,464.0        2,696.1
                                                    ----------      ----------     ----------    ----------     ----------
ENDING FUND BALANCE                                 $ 2,364.7       $ 2,462.2      $ 2,464.0     $ 2,696.1      $ 2,566.3
                                                    ==========      ==========     ==========    ==========     ==========

Gross Life Insurance In Force (1)                   $24,320.5       $24,274.0      $24,138.8     $24,714.2      $24,796.6
                                                    ==========      ==========     ==========    ==========     ==========

(1) 2007 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE/INTEREST SENSITIVE
First Quarter 2008 (unaudited)
($ in millions)

                                              YTD March                                     December 31,
                                    -----------------------------   -------------------------------------------------------------
                                        2008            2007            2007            2006            2005            2004
                                    -------------   -------------   -------------   -------------   -------------   -------------
PRE-TAX INCOME
Fees                                $       10.2    $        6.7    $       36.6    $       27.2    $       17.9    $       19.1
Cost of Insurance (COI)                     81.7            56.1           258.9           184.9           109.9            90.7
Interest Earned                             30.1            30.7           123.9           116.5           108.7           100.4
Surrender Charges                            1.3             0.7             3.5             3.7             3.2             3.2
                                    -------------   -------------   -------------   -------------   -------------   -------------
TOTAL REVENUES                             123.3            94.2           422.9           332.3           239.7           213.4
                                    -------------   -------------   -------------   -------------   -------------   -------------

Net Death and Disability Benefits           59.2            24.7           124.1            98.0            61.8            58.4
Interest Credited                           23.7            21.0            86.4            79.6            74.5            74.6
DAC Amortized                               16.3            18.6            91.4            55.5            17.9            20.3
Operating Expenses                          21.5            12.4            61.4            45.9            37.6            25.7
                                    -------------   -------------   -------------   -------------   -------------   -------------
TOTAL EXPENSES                             120.7            76.7           363.3           279.0           191.8           179.0
                                    -------------   -------------   -------------   -------------   -------------   -------------

OPERATING INCOME BEFORE TAX         $        2.6    $       17.5    $       59.6    $       53.3    $       47.9    $       34.4
                                    =============   =============   =============   =============   =============   =============
---------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions         $       53.0    $       23.5    $      157.9    $      104.9    $       51.1    $       24.9
Controllable Expenses and Other             84.7            39.1           257.4           176.2            96.5            64.3
                                    -------------   -------------   -------------   -------------   -------------   -------------
TOTAL CURRENT EXPENSES                     137.7            62.6           415.3           281.1           147.6            89.2

Deferred Acquisition Costs                (116.2)          (50.2)         (353.9)         (235.2)         (110.0)          (63.5)
                                    -------------   -------------   -------------   -------------   -------------   -------------

OPERATING EXPENSES                  $       21.5    $       12.4    $       61.4    $       45.9    $       37.6    $       25.7
                                    =============   =============   =============   =============   =============   =============
---------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits                         $      179.1    $       92.3    $      540.9    $      417.1    $      297.8    $      229.4
   Surrenders                              (19.7)          (21.9)          (77.0)          (84.7)          (94.1)         (126.2)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      NET SALES                            159.4            70.4           463.9           332.4           203.7           103.2
   Deaths                                   (9.0)           (8.3)          (22.9)          (20.5)          (22.3)          (16.9)
   Interest Credited                        23.8            21.0            86.3            79.6            78.7            74.6
   Fees                                    (16.4)           (8.2)          (48.6)          (36.6)          (26.8)          (23.5)
   Cost of Insurance                       (81.7)          (56.1)         (258.9)         (184.9)         (109.9)          (90.7)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Change in FUM                         76.1            18.8           219.8           170.0           123.4            46.7
Beginning Balance                        2,123.9         1,904.1         1,904.1         1,734.1         1,610.7         1,564.0
                                    -------------   -------------   -------------   -------------   -------------   -------------
ENDING FUND BALANCE                 $    2,200.0    $    1,922.9    $    2,123.9    $    1,904.1    $    1,734.1    $    1,610.7
                                    =============   =============   =============   =============   =============   =============

Gross Life Insurance In Force       $   29,774.2    $   21,311.6    $   27,358.2    $   20,402.1    $   16,303.0    $   14,103.7
                                    =============   =============   =============   =============   =============   =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE/INTEREST SENSITIVE
First Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                                  2007                                   2008
                                                    -------------------------------------------------------------   -------------
                                                        March           June          September       December         March
                                                    -------------   -------------   -------------   -------------   -------------
PRE-TAX INCOME
Fees                                                $        6.7    $        7.5    $        9.7    $       12.7    $       10.2
Cost of Insurance (COI)                                     56.1            59.5            65.7            77.6            81.7
Interest Earned                                             30.7            30.0            31.8            31.4            30.1
Surrender Charges                                            0.7             0.8             0.7             1.3             1.3
                                                    -------------   -------------   -------------   -------------   -------------
TOTAL REVENUES                                              94.2            97.8           107.9           123.0           123.3
                                                    -------------   -------------   -------------   -------------   -------------

Net Death and Disability Benefits                           24.7            20.3            38.9            40.2            59.2
Interest Credited                                           21.0            21.0            21.4            23.0            23.7
DAC Amortized                                               18.6            24.1            22.0            26.7            16.3
Operating Expenses                                          12.4            14.7            15.3            19.0            21.5
                                                    -------------   -------------   -------------   -------------   -------------
TOTAL EXPENSES                                              76.7            80.1            97.6           108.9           120.7
                                                    -------------   -------------   -------------   -------------   -------------

OPERATING INCOME BEFORE TAX                         $       17.5    $       17.7    $       10.3    $       14.1    $        2.6
                                                    =============   =============   =============   =============   =============
---------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                         $       23.5    $       26.6    $       42.4    $       65.4    $       53.0
Controllable Expenses and Other                             39.1            47.9            67.3           103.1            84.7
                                                    -------------   -------------   -------------   -------------   -------------
TOTAL CURRENT EXPENSES                                      62.6            74.5           109.7           168.5           137.7
Deferred Acquisition Costs                                 (50.2)          (59.8)          (94.4)         (149.5)         (116.2)
                                                    -------------   -------------   -------------   -------------   -------------

OPERATING EXPENSES                                  $       12.4    $       14.7    $       15.3    $       19.0    $       21.5
                                                    =============   =============   =============   =============   =============
---------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits                                         $       92.3    $      100.2    $      146.4    $      202.0    $      179.1
   Surrenders                                              (21.9)          (19.3)          (16.2)          (19.6)          (19.7)
                                                    -------------   -------------   -------------   -------------   -------------
      NET SALES                                             70.4            80.9           130.2           182.4           159.4
   Deaths                                                   (8.3)           (4.2)           (4.7)           (5.7)           (9.0)
   Interest Credited                                        21.0            21.0            21.3            23.0            23.8
   Fees                                                     (8.2)           (8.9)          (12.8)          (18.7)          (16.4)
   Cost of Insurance                                       (56.1)          (59.5)          (65.7)          (77.6)          (81.7)
                                                    -------------   -------------   -------------   -------------   -------------
      Change in FUM                                         18.8            29.3            68.3           103.4            76.1
Beginning Balance                                        1,904.1         1,922.9         1,952.2         2,020.5         2,123.9
                                                    -------------   -------------   -------------   -------------   -------------
ENDING FUND BALANCE                                 $    1,922.9    $    1,952.2    $    2,020.5    $    2,123.9    $    2,200.0
                                                    =============   =============   =============   =============   =============

Gross Life Insurance In Force                       $   21,311.6    $   22,575.0    $   24,422.2    $   27,358.2    $   29,774.2
                                                    =============   =============   =============   =============   =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2008 (unaudited)
($ in millions)

                                                            YTD March                             December 31,
                                                     -----------------------   -------------------------------------------------
                                                        2008         2007         2007         2006         2005         2004
                                                     ----------   ----------   ----------   ----------   ----------   ----------
LIFE INSURANCE SALES
WHOLESALER CHANNEL
Variable Universal Life                              $      6.8   $      6.4   $     21.9   $     16.7   $     16.1   $     18.2
Universal Life/Interest Sensitive                         101.4         40.2        308.2        221.9        104.4         47.5
Term Life                                                   5.0          5.5         22.2         20.3         16.4         15.3
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Life Insurance Annualized Premium (1)                     113.2         52.1        352.3        258.9        136.9         81.0
                                                     ==========   ==========   ==========   ==========   ==========   ==========

Variable Universal Life                                     1.1          2.4          8.0          8.6          6.4         10.8
Universal Life/Interest Sensitive                          11.2          7.8         65.0         61.8         49.2         53.2
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Life Insurance Single Premium                              12.3         10.2         73.0         70.4         55.6         64.0
                                                     ==========   ==========   ==========   ==========   ==========   ==========

Variable Universal Life                                     7.9          8.8         29.9         25.3         22.5         29.0
Universal Life/Interest Sensitive                         112.6         48.0        373.2        283.7        153.6        100.7
Term Life                                                   5.0          5.5         22.2         20.3         16.4         15.3
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Total Wholesaler Life Insurance Premium (2)          $    125.5   $     62.3   $    425.3   $    329.3   $    192.5   $    145.0
                                                     ==========   ==========   ==========   ==========   ==========   ==========

Gross Life Insurance in Force                        $  160,354   $  146,355   $  156,889   $  144,139   $  134,780   $  127,466
                                                     ==========   ==========   ==========   ==========   ==========   ==========

Average face amount for life insurance sales         $      1.3   $      1.2   $      1.2   $      1.2   $      1.1   $      1.0
                                                     ==========   ==========   ==========   ==========   ==========   ==========

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)      $     13.8   $     11.4   $     59.2   $     33.5   $     46.5   $     60.1
Annuity                                                    27.8         54.2        399.7      1,020.2        773.8        152.6
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Total Private Placement Life and Annuity Deposits    $     41.6   $     65.6   $    458.9   $  1,053.7   $    820.3   $    212.7
                                                     ==========   ==========   ==========   ==========   ==========   ==========

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT (FUM)       $  5,016.0   $  4,185.0   $  5,039.2   $  4,055.5   $  2,776.4   $  1,898.5
                                                     ==========   ==========   ==========   ==========   ==========   ==========

(1) Annualized Premium represents first year premiums on an annual basis.

(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                                              2007                             2008
                                                           --------------------------------------------------------        --------
                                                             March           June         September        December          March
                                                           --------        --------       ---------        --------        --------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life                                    $    6.4        $    4.7        $    5.1        $    5.7        $    6.8
Universal Life/Interest Sensitive                              40.2            53.4            86.7           127.9           101.4
Term Life                                                       5.5             5.2             4.4             7.1             5.0
                                                           --------        --------        --------        --------        --------
Life Insurance Annualized Premium (1)                          52.1            63.3            96.2           140.7           113.2
                                                           ========        ========        ========        ========        ========

Variable Universal Life                                         2.4             1.6             1.2             2.8             1.1
Universal Life/Interest Sensitive                               7.8            12.3            18.9            26.0            11.2
                                                           --------        --------        --------        --------        --------
Life Insurance Single Premium                                  10.2            13.9            20.1            28.8            12.3
                                                           ========        ========        ========        ========        ========

Variable Universal Life                                         8.8             6.3             6.3             8.5             7.9
Universal Life/Interest Sensitive                              48.0            65.7           105.6           153.9           112.6
Term Life                                                       5.5             5.2             4.4             7.1             5.0
                                                           --------        --------        --------        --------        --------
Total Wholesaler Life Insurance Premium (2)                $   62.3        $   77.2        $  116.3        $  169.5        $  125.5
                                                           ========        ========        ========        ========        ========

Gross Life Insurance in Force                              $146,355        $148,572        $151,282        $156,889        $160,354
                                                           ========        ========        ========        ========        ========

Average face amount for life insurance sales               $    1.2        $    1.1        $    1.2        $    1.2        $    1.3
                                                           ========        ========        ========        ========        ========
PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)            $   11.4        $   13.2        $    7.6        $   27.0        $   13.8
Annuity                                                        54.2           146.7            47.5           151.3            27.8
                                                           --------        --------        --------        --------        --------
Total Private Placement Life and Annuity Deposits          $   65.6        $  159.9        $   55.1        $  178.3        $   41.6
                                                           ========        ========        ========        ========        ========
PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT (FUM)             $4,185.0        $4,539.2        $4,561.6        $5,039.2        $5,016.0
                                                           ========        ========        ========        ========        ========

(1)  Annualized Premium represents first year premiums on an annual basis.

(2)  Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2008 (unaudited)
($ in millions)

                                                               YTD March                             December 31,
                                                         ----------------------    ------------------------------------------------
                                                           2008         2007         2007         2006         2005         2004
                                                         ---------    ---------    ---------    ---------    ---------    ---------
PRE-TAX INCOME
Fees                                                     $   18.4     $   17.3     $   74.7     $   66.9     $   65.4     $   63.8
Surrender Charges                                             1.3          1.6          5.6          6.3          7.0          5.8
Interest earned on GIA and Required Interest                 19.7         27.1        100.7        131.7        165.1        158.0
                                                         ---------    ---------    ---------    ---------    ---------    ---------
TOTAL REVENUES                                               39.4         46.0        181.0        204.9        237.5        227.6
                                                         ---------    ---------    ---------    ---------    ---------    ---------

Mortality Cost                                                2.7         (1.0)        (2.0)         5.8          6.6          8.9
DAC Amortized                                                16.0         12.3         55.7         66.6         62.6         35.7
Interest Credited                                            13.7         17.3         64.8         87.4        112.1        123.2
Operating Expenses                                           12.4         10.5         42.7         41.1         44.2         47.1
                                                         ---------    ---------    ---------    ---------    ---------    ---------
TOTAL EXPENSES                                               44.8         39.1        161.2        200.9        225.5        214.9
                                                         ---------    ---------    ---------    ---------    ---------    ---------

OPERATING INCOME (LOSS) BEFORE TAX                       $   (5.4)    $    6.9     $   19.8     $    4.0     $   12.0     $   12.7
                                                         =========    =========    =========    =========    =========    =========
-----------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                              $   12.9     $   10.9     $   48.9     $   39.7     $   38.2     $   42.6
Controllable Expenses and Other                              13.5         11.9         49.6         40.8         37.9         48.2
                                                         ---------    ---------    ---------    ---------    ---------    ---------
TOTAL CURRENT EXPENSES                                       26.4         22.8         98.5         80.5         76.1         90.8
Deferred Acquisition Costs                                  (14.0)       (12.3)       (55.8)       (39.4)       (31.9)       (43.7)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
OPERATING EXPENSES                                       $   12.4     $   10.5     $   42.7     $   41.1     $   44.2     $   47.1
                                                         =========    =========    =========    =========    =========    =========
-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits, excluding Discontinued
       Products and Private Placement                    $  169.1     $  131.3     $  627.0     $  414.7     $  312.9     $  423.3
   Surrenders, excluding Discontinued
       Products and Private Placement                      (136.1)      (159.0)      (609.2)      (690.2)      (584.4)      (490.8)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
          Net Sales, excluding Discontinued
             Products and Private Placement                  33.0        (27.7)        17.8       (275.5)      (271.5)       (67.5)
          Net Sales, Private Placement                      (79.0)        29.0        228.4        807.4        587.9        121.9
    Net Sales, Discontinued Products                       (116.1)       (73.9)      (327.7)      (684.1)      (383.8)      (186.3)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   TOTAL NET SALES                                         (162.1)       (72.6)       (81.5)      (152.2)       (67.4)      (131.9)
   Deaths                                                   (23.0)       (21.2)       (77.3)       (87.0)       (80.2)       (81.6)
   Interest Credited                                       (215.8)       169.6        783.3        949.6        545.8        628.2
   Fees                                                     (18.6)       (17.8)       (72.6)       (70.9)       (63.0)       (59.8)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
       Change in FUM                                       (419.5)        58.0        551.9        639.5        335.2        354.9
Beginning Balance                                         9,229.5      8,677.6      8,677.6      8,038.1      7,702.9      7,348.0
                                                         ---------    ---------    ---------    ---------    ---------    ---------
ENDING FUND BALANCE                                      $8,810.0     $8,735.6     $9,229.5     $8,677.6     $8,038.1     $7,702.9
                                                         =========    =========    =========    =========    =========    =========

VA Funds in Guaranteed Interest Accounts (1)             $  794.8     $  955.9     $  809.3     $1,030.8     $1,553.8     $1,939.1
                                                         =========    =========    =========    =========    =========    =========

Private Placements Funds (1)                             $3,935.2     $3,403.2     $3,963.2     $3,302.8     $2,099.3     $1,297.9
                                                         =========    =========    =========    =========    =========    =========

Discontinued Funds (1)                                   $  827.3     $1,190.0     $  946.6     $1,263.3     $1,727.1     $2,080.3
                                                         =========    =========    =========    =========    =========    =========

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                              2007                                        2008
                                                ------------------------------------------------------------        ------------
                                                    March          June          September        December             March
                                                ------------    ------------    ------------    ------------        ------------
PRE-TAX INCOME
Fees                                            $      17.3     $      18.6     $      18.8     $      20.0         $      18.4
Surrender Charges                                       1.6             1.4             1.4             1.2                 1.3
Interest earned on GIA and Required Interest           27.1            26.4            24.6            22.6                19.7
                                                ------------    ------------    ------------    ------------        ------------
TOTAL REVENUES                                         46.0            46.4            44.8            43.8                39.4
                                                ------------    ------------    ------------    ------------        ------------

Mortality Cost                                         (1.0)            2.8             2.5            (6.3)                2.7
DAC Amortized                                          12.3             9.6            12.3            21.5                16.0
Interest Credited                                      17.3            17.2            15.1            15.2                13.7
Operating Expenses                                     10.5            11.6             9.8            10.8                12.4
                                                ------------    ------------    ------------    ------------        ------------
TOTAL EXPENSES                                         39.1            41.2            39.7            41.2                44.8
                                                ------------    ------------    ------------    ------------        ------------

OPERATING INCOME (LOSS) BEFORE TAX              $       6.9     $       5.2     $       5.1     $       2.6         $      (5.4)
                                                ============    ============    ============    ============        ============
--------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                     $      10.9     $      12.3     $      11.3     $      14.4         $      12.9
Controllable Expenses and Other                        11.9            13.8            11.4            12.5                13.5
                                                ------------    ------------    ------------    ------------        ------------
TOTAL CURRENT EXPENSES                                 22.8            26.1            22.7            26.9                26.4

Deferred Acquisition Costs                            (12.3)          (14.5)          (12.9)          (16.1)              (14.0)
                                                ------------    ------------    ------------    ------------        ------------
OPERATING EXPENSES                              $      10.5     $      11.6     $       9.8     $      10.8         $      12.4
                                                ============    ============    ============    ============        ============
--------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
   Deposits, excluding Discontinued
      Products and Private Placement            $     131.3     $     158.6     $     140.7     $     196.4         $     169.1
   Surrenders, excluding Discontinued
      Products and Private Placement                 (159.0)         (149.5)         (151.5)         (149.2)             (136.1)
                                                ------------    ------------    ------------    ------------        ------------
       Net Sales, excluding Discontinued
          Products and Private Placement              (27.7)            9.1           (10.8)           47.2                33.0
       Net Sales, Private Placement                    29.0           124.2           (41.4)          116.6               (79.0)
       Net Sales, Discontinued Products               (73.9)         (120.8)          (81.6)          (51.4)             (116.1)
                                                ------------    ------------    ------------    ------------        ------------
   TOTAL NET SALES                                    (72.6)           12.5          (133.8)          112.4              (162.1)
   Deaths                                             (21.2)          (22.8)          (17.6)          (15.7)              (23.0)
   Interest Credited                                  169.6           372.5           151.6            89.6              (215.8)
   Fees                                               (17.8)          (17.6)          (17.0)          (20.2)              (18.6)
                                                ------------    ------------    ------------    ------------        ------------
      Change in FUM                                    58.0           344.6           (16.8)          166.1              (419.5)
Beginning Balance                                   8,677.6         8,735.6         9,080.2         9,063.4             9,229.5
                                                ------------    ------------    ------------    ------------        ------------
ENDING FUND BALANCE                             $   8,735.6     $   9,080.2     $   9,063.4     $   9,229.5         $   8,810.0
                                                ============    ============    ============    ============        ============

VA Funds in Guaranteed Interest Accounts (1)    $     955.9     $     891.7     $     832.2     $     809.3         $     794.8
                                                ============    ============    ============    ============        ============

Private Placements Funds (1)                    $   3,403.2     $   3,714.6     $   3,744.1     $   3,963.2         $   3,935.2
                                                ============    ============    ============    ============        ============

Discontinued Funds (1)                          $   1,190.0     $   1,072.0     $     993.8     $     946.6         $     827.3
                                                ============    ============    ============    ============        ============

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2008 (unaudited)
($ in millions)

                                                          YTD March                              December 31,
                                                --------------------------  ------------------------------------------------------
                                                    2008          2007          2007          2006          2005          2004
                                                -----------   ------------  -----------   -----------   ------------  ------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                         $     359.1   $     364.3   $     358.9   $     364.2   $     353.0   $     332.5
Universal Life                                        898.1         565.4         796.4         533.9         354.7         262.0
Variable Annuities                                    285.8         275.9         282.6         275.0         281.3         299.0
Fixed Annuities                                        10.1          19.4          12.8          20.3          38.8          46.0
Participating                                         576.7         561.8         566.9         559.0         544.2         577.0
Offset for Unrealized Investment
   (Gains) Losses                                     107.4          (5.0)         63.6           0.3         (16.0)        (86.6)
                                                -----------   ------------  -----------   -----------   ------------  ------------
Total                                           $   2,237.2   $   1,781.8   $   2,081.2   $   1,752.7   $   1,556.0   $   1,429.9
                                                ===========   ============  ===========   ===========   ============  ============
----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH
   BENEFITS
Death Benefit in Excess of Fund Value           $     336.3   $     225.2   $     202.4   $     238.8   $     335.5   $     441.1
Death Benefit in Excess of Fund Value,
   Net of Reinsurance                                 135.9          48.3          46.6          51.4          82.1         123.5
Statutory Reserve, Net of Reinsurance                  14.6          13.3          12.9          13.2          13.8          15.0

VARIABLE ANNUITY GUARANTEED INCOME BENEFITS
Account Balance                                 $     658.1   $     654.5   $     716.8   $     620.1   $     465.8   $     344.8
Statutory Reserve                                       7.7           5.0           6.9           4.4           2.2           0.8

VARIABLE ANNUITY GUARANTEED ACCUMULATION
   BENEFITS
Account Balance                                 $     386.0   $     246.9   $     389.8   $     210.6   $      72.6
Statutory Reserve                                       2.8           1.1           2.3           0.8           0.3

VARIABLE ANNUITY GUARANTEED WITHDRAWAL
   BENEFITS
Account Balance                                 $     251.8   $      49.1   $     214.6   $      30.1   $       1.1
Statutory Reserve                                       1.2           0.1           0.7           0.1

VARIABLE ANNUITY GUARANTEED PAYOUT
   ANNUITY FLOOR
Account Balance                                 $      37.6   $      47.5   $      43.4   $      49.8   $      49.9
Statutory Reserve                                       3.8           2.2           2.2           2.1           1.9

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                                   2007                                      2008
                                                   -----------------------------------------------------------         -----------
                                                       March         June           September        December            March
                                                   ------------    -----------     -----------     -----------         -----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                            $     364.3     $     362.2     $     359.4     $     358.9         $     359.1
Universal Life                                           565.4           601.1           673.4           796.4               898.1
Variable Annuities                                       275.9           283.3           286.1           282.6               285.8
Fixed Annuities                                           19.4            17.3            15.4            12.8                10.1
Participating                                            561.8           564.3           565.3           566.9               576.7
Offset for Unrealized Investment
   Gains and Losses                                       (5.0)           31.8            48.7            63.6               107.4
                                                   ------------    -----------     -----------     -----------         -----------
Total                                              $   1,781.8     $   1,860.0     $   1,948.3     $   2,081.2         $   2,237.2
                                                   ============    ===========     ===========     ===========         ===========
----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
   DEATH BENEFITS
Death Benefit in Excess of Fund Value              $     225.2     $     199.9     $     189.3     $     202.4         $     336.3
Death Benefit in Excess of Fund Value,
   Net of Reinsurance                                     48.3            40.7            37.2            46.6               135.9
Statutory Reserve, Net of Reinsurance                     13.3            12.9            12.6            12.9                14.6

VARIABLE ANNUITY GUARANTEED INCOME BENEFITS
Account Balance                                    $     654.5     $     702.4     $     695.3     $     716.8         $     658.1
Statutory Reserve                                          5.0             5.6             6.2             6.9                 7.7

VARIABLE ANNUITY GUARANTEED ACCUMULATION BENEFITS
Account Balance                                    $     246.9     $     302.5     $     324.2     $     389.8         $     386.0
Statutory Reserve                                          1.1             1.5             1.8             2.3                 2.8

VARIABLE ANNUITY GUARANTEED WITHDRAWAL BENEFITS
Account Balance                                    $      49.1     $      81.6     $     103.7     $     214.6         $     251.8
Statutory Reserve                                          0.1             0.2             0.4             0.7                 1.2

VARIABLE ANNUITY GUARANTEED PAYOUT ANNUITY FLOOR
Account Balance                                    $      47.5     $      47.6     $      46.6     $      43.4         $      37.6
Statutory Reserve                                          2.2             1.9             2.0             2.2                 3.8

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2008 (unaudited)
($ in millions)

                                                          YTD March                              December 31,
                                                --------------------------  ------------------------------------------------------
                                                    2008          2007          2007          2006          2005          2004
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATING INCOME
Investment Management Fees                      $      32.8   $      36.9   $     147.4   $     154.1   $     182.1   $     219.0
Mutual Funds - Ancillary Fees                          13.7          14.3          59.8          49.4          41.1          38.8
Other Revenue                                           0.9           2.2           7.4           5.3           4.9           7.2
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total Revenues                                         47.4          53.4         214.6         208.8         228.1         265.0
                                                ------------  ------------  ------------  ------------  ------------  ------------

Employment Expenses                                    20.3          24.0          85.0          89.4         103.9         132.6
Distribution & Admin Expenses                          11.4          11.6          50.1          41.3          35.8          32.9
Other Operating Expenses Direct (1)                     6.8          10.1          43.8          43.8          50.6          53.0
Other Operating Expenses Indirect (1)                   4.5
Amortization of Intangibles                             7.5           7.6          30.4          32.0          33.2          33.8
Intangible Asset Impairments                           10.5                                      32.5          10.6
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total Operating Expenses                               61.0          53.3         209.3         239.0         234.1         252.3
                                                ------------  ------------  ------------  ------------  ------------  ------------

Management Income (Loss)                              (13.6)          0.1           5.3         (30.2)         (6.0)         12.7
Other Income - Net                                      0.3           0.5           2.1           1.6           2.2           1.7
Minority Interest                                                                                              (6.7)        (14.3)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Operating Income (Loss), before income taxes          (13.3)          0.6           7.4         (28.6)        (10.5)          0.1
Applicable Income Taxes (Benefit)                      (4.6)          0.9           3.3         (10.7)         (4.7)          2.3
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATING INCOME (LOSS)                                (8.7)         (0.3)          4.1         (17.9)         (5.8)         (2.2)
Net Realized Investment Gains (Losses)                 (0.6)          0.1          (0.5)          0.8          (0.3)          1.8
Management Restructuring and Early
   Retirement Costs                                                                              (8.7)         (8.3)         (1.2)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCOME (LOSS)                               $      (9.3)  $      (0.2)  $       3.6   $     (25.8)  $     (14.4)  $      (1.6)
                                                ============  ============  ============  ============  ============  ============

Reconciliation of Operating
   Income to Earnings Before
   Income Taxes, Depreciation and
   Amortization (EBITDA) Operating Income
   (Loss), before income taxes                  $     (13.3)  $       0.6   $       7.4   $     (28.6)   $    (10.5)  $       0.1
Adjustments for:
   Intangible asset amortization
      and impairments                                  18.0           7.6          30.4          64.5          43.8          33.8
   Depreciation                                         0.1           0.2           1.1           1.0           1.7           2.2
                                                ------------  ------------  ------------  ------------  ------------  ------------
EBITDA                                          $       4.8   $       8.4   $      38.9   $      36.9    $     35.0   $      36.1
                                                ============  ============  ============  ============  ============  ============

(1) Effective for the 1st quarter of 2008, other operating expenses were split into direct and indirect, where indirect expenses represent expense charge-backs and allocations from its parent company and affiliates. These had previously been reported as a component of total other operating expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2008 (unaudited)
($ in millions)

Quarters ended                                                                   2007                                      2008
                                                   ------------------------------------------------------------        ------------
                                                       March         June           September        December             March
                                                   ------------    -----------     ------------    ------------        ------------
OPERATING INCOME
Investment Management Fees                         $      36.9     $      37.1     $      36.9     $      36.5         $      32.8
Mutual Funds - Ancillary Fees                             14.3            15.3            15.1            15.1                13.7
Other Revenue                                              2.2             1.8             1.9             1.5                 0.9
                                                   ------------    -----------     ------------    ------------        ------------
Total Revenues                                            53.4            54.2            53.9            53.1                47.4
                                                   ------------    -----------     ------------    ------------        ------------
Employment Expenses                                       24.0            20.4            20.8            19.8                20.3
Distribution & Admin Expenses                             11.6            12.7            12.9            12.9                11.4
Other Operating Expenses Direct (1)                       10.1            11.9            10.6            11.2                 6.8
Other Operating Expenses Indirect (1)                                                                                          4.5
Amortization of Intangibles                                7.6             7.5             7.5             7.8                 7.5
Intangible Asset Impairments                                                                                                  10.5
                                                   ------------    -----------     ------------    ------------        ------------
Total Operating Expenses                                  53.3            52.5            51.8            51.7                61.0
                                                   ------------    -----------     ------------    ------------        ------------
Management Income (Loss)                                   0.1             1.7             2.1             1.4               (13.6)
Other Income - Net                                         0.5             0.6             0.5             0.5                 0.3
                                                   ------------    -----------     ------------    ------------        ------------
Operating Income (Loss), before income taxes               0.6             2.3             2.6             1.9               (13.3)
Applicable Income Taxes (Benefit)                          0.9             1.0             1.2             0.2                (4.6)
                                                   ------------    -----------     ------------    ------------        ------------
OPERATING INCOME (LOSS)                                   (0.3)            1.3             1.4             1.7                (8.7)
Net Realized Investment Gains (Losses)                     0.1             0.2            (0.2)           (0.6)               (0.6)
                                                   ------------    -----------     ------------    ------------        ------------
NET INCOME (LOSS)                                  $      (0.2)    $       1.5     $       1.2     $       1.1         $      (9.3)
                                                   ============    ============    ============    ============        ============

Reconciliation of Operating Income to Earnings
 Before Income Taxes, Depreciation and
 Amortization (EBITDA) Operating Income (Loss),
 before income taxes                               $       0.6     $       2.3     $       2.6     $       1.9         $     (13.3)
  Adjustments for:
     Intangible asset amortization and impairments         7.6             7.5             7.5             7.8                18.0
     Depreciation                                          0.2             0.5             0.2             0.2                 0.1
                                                   ------------    -----------     ------------    ------------        ------------
  EBITDA                                           $       8.4     $      10.3     $      10.3     $       9.9         $       4.8
                                                   ============    ============    ============    ============        ============

(1) Effective for the 1st quarter of 2008, other operating expenses were split into direct and indirect, where indirect expenses represent expense charge-backs and allocations from its parent company and affiliates. These had previously been reported as a component of total other operating expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2008 (unaudited)
($ in millions)

                                                          YTD March                              December 31,
                                                --------------------------  ------------------------------------------------------
                                                    2008          2007          2007          2006          2005          2004
                                                ------------  ------------  ------------  ------------  ------------  ------------
RETAIL PRODUCTS:
Managed Accounts
Deposits and reinvestments                      $     278.9   $     290.4   $   1,212.3   $   1,141.2   $   1,760.3   $   2,109.9
Redemptions and withdrawals                          (585.6)       (728.1)     (2,668.6)     (4,297.5)     (5,722.8)     (5,203.0)
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Flows                                        (306.7)       (437.7)     (1,456.3)     (3,156.3)     (3,962.5)     (3,093.1)
Performance                                          (516.3)        125.6         144.4         593.9         (62.6)        950.3
Acquisitions (dispositions) / Other                                               (81.5)         71.0        (158.0)
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Change in AUM                                (823.0)       (312.1)     (1,393.4)     (2,491.4)     (4,183.1)     (2,142.8)
Assets under management, beginning of period        5,447.7       6,841.1       6,841.1       9,332.5      13,515.6      15,658.4
                                                ------------  ------------  ------------  ------------  ------------  ------------
Assets under management, end of period          $   4,624.7   $   6,529.0   $   5,447.7   $   6,841.1   $   9,332.5   $  13,515.6
                                                ============  ============  ============  ============  ============  ============
Mutual Funds
Deposits and reinvestments                      $     682.7   $   1,160.7   $   3,596.2   $   2,567.5   $   2,030.4   $   1,673.2
Redemptions and withdrawals                          (900.5)       (881.8)     (3,826.2)     (2,828.6)     (2,444.0)     (2,004.5)
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Flows                                        (217.8)        278.9        (230.0)       (261.1)       (413.6)       (331.3)
Performance                                          (999.6)        298.5         338.6       1,522.2         184.1         805.9
Money market funds net change in AUM               (1,027.2)       (364.2)        502.5      (1,382.8)        (28.4)        (28.9)
Acquisitions (dispositions) / Other                   (27.6)        (14.0)       (143.9)      9,838.3         120.1         105.7
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Change in AUM                              (2,272.2)        199.2         467.2       9,716.6        (137.8)        551.4
Assets under management, beginning of period       22,331.0      21,863.8      21,863.8      12,147.2      12,285.0      11,733.6
                                                ------------  ------------  ------------  ------------  ------------  ------------
Assets under management, end of period          $  20,058.8   $  22,063.0   $  22,331.0   $  21,863.8   $  12,147.2   $  12,285.0
                                                ============  ============  ============  ============  ============  ============
INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                      $     334.3   $     281.3   $   1,237.6   $   1,609.2   $   5,545.1   $   2,885.2
Redemptions and withdrawals                        (4,144.2)       (513.3)     (2,002.1)     (3,504.4)     (6,599.1)     (5,389.2)
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Flows                                      (3,809.9)       (232.0)       (764.5)     (1,895.2)     (1,054.0)     (2,504.0)
Performance                                           (76.9)        233.8         559.3       1,089.2         367.2       1,140.5
Acquisitions (dispositions)/Other (2)                 (70.0)       (261.9)       (895.2)       (332.6)        (63.3)        234.3
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Change in AUM                              (3,956.8)       (260.1)     (1,100.4)     (1,138.6)       (750.1)     (1,129.2)
Assets under management, beginning of period       11,194.4      12,294.8      12,294.8      13,433.4      14,183.5      15,312.7
                                                ------------  ------------  ------------  ------------  ------------  ------------
Assets under management, end of period          $   7,237.6   $  12,034.7   $  11,194.4   $  12,294.8   $  13,433.4   $  14,183.5
                                                ============  ============  ============  ============  ============  ============
STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                      $       0.0   $   1,500.0   $   2,290.0   $   2,423.5   $   1,002.3   $       1.7
Redemptions and withdrawals                           (25.9)       (299.0)       (352.3)     (1,141.7)     (1,157.9)       (659.2)
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Flows                                         (25.9)      1,201.0       1,937.7       1,281.8        (155.6)       (657.5)
Performance                                          (951.1)        (73.7)     (2,325.5)        171.5        (258.9)         26.0
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Change in AUM                                (977.0)      1,127.3        (387.8)      1,453.3        (414.5)       (631.5)
Assets under management, beginning of period        3,575.3       3,963.1       3,963.1       2,509.8       2,924.3       3,555.8
                                                ------------  ------------  ------------  ------------  ------------  ------------
Assets under management, end of period          $   2,598.3   $   5,090.4   $   3,575.3   $   3,963.1   $   2,509.8   $   2,924.3
                                                ============  ============  ============  ============  ============  ============
TOTAL:
Deposits and reinvestments                      $   1,295.9   $   3,232.4   $   8,336.1   $   7,741.4   $  10,338.1   $   6,670.0
Redemptions and withdrawals                        (5,656.2)     (2,422.2)     (8,849.2)    (11,772.2)    (15,923.8)    (13,255.9)
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Flows                                      (4,360.3)        810.2        (513.1)     (4,030.8)     (5,585.7)     (6,585.9)
Performance                                        (2,543.9)        584.2      (1,283.2)      3,376.8         229.8       2,922.7
Money market funds net change in AUM               (1,027.2)       (364.2)        502.5      (1,382.8)        (28.4)        (28.9)
Acquisitions (dispositions)/Other                     (97.6)       (275.9)     (1,120.6)      9,576.7        (101.2)        340.0
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net Change in AUM                              (8,029.0)        754.3      (2,414.4)      7,539.9      (5,485.5)     (3,352.1)
Assets under management, beginning of period       42,548.4      44,962.8      44,962.8      37,422.9      42,908.4      46,260.5
                                                ------------  ------------  ------------  ------------  ------------  ------------
Assets under management, end of period          $  34,519.4   $  45,717.1   $  42,548.4   $  44,962.8   $  37,422.9   $  42,908.4
                                                ============  ============  ============  ============  ============  ============
Variable Products Change in AUM (included
       in Institutional Products)               $     (32.9)  $     (10.2)  $    (950.3)  $     106.5   $    (342.3)  $     211.6
                                                ============  ============  ============  ============  ============  ============

Money Market balances(1)                        $   5,176.3   $   5,336.9   $   6,203.6   $   5,701.1   $     101.4   $     129.8
                                                ============  ============  ============  ============  ============  ============

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts.
    This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2008 (unaudited)
($ in millions)

                                                                                 2007                                    2008
                                                   ------------------------------------------------------------      ------------
                                                       March         June           September        December           March
                                                   ------------    ------------    ------------    ------------       ------------
RETAIL PRODUCTS:
Managed Accounts
Deposits and reinvestments                         $     290.4     $     365.5     $     299.0     $     257.4        $     278.9
Redemptions and withdrawals                             (728.1)         (830.6)         (482.8)         (627.1)            (585.6)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Flows                                            (437.7)         (465.1)         (183.8)         (369.7)            (306.7)
Performance                                              125.6            74.8            64.4          (120.4)            (516.3)
Acquisitions (dispositions) / Other                                                                      (81.5)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Change in AUM                                    (312.1)         (390.3)         (119.4)         (571.6)            (823.0)
Assets under management, beginning of period           6,841.1         6,529.0         6,138.7         6,019.3            5,447.7
                                                   ------------    ------------    ------------    ------------       ------------
Assets under management, end of period             $   6,529.0     $   6,138.7     $   6,019.3     $   5,447.7        $   4,624.7
                                                   ============    ============    ============    ============       ============
Mutual Funds
Deposits and reinvestments                         $   1,160.7     $   1,169.3     $     701.2     $     565.0        $     682.7
Redemptions and withdrawals                             (881.8)         (978.9)       (1,023.0)         (942.5)            (900.5)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Flows                                             278.9           190.4          (321.8)         (377.5)            (217.8)
Performance                                              298.5            51.0           188.5          (199.4)            (999.6)
Money market funds net change in AUM                    (364.2)          214.8         1,939.1        (1,287.2)          (1,027.2)
Acquisitions (dispositions) / Other                      (14.0)         (52.0)            13.6           (91.5)             (27.6)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Change in AUM                                     199.2           404.2         1,819.4        (1,955.6)          (2,272.2)
Assets under management, beginning of period          21,863.8        22,063.0        22,467.2        24,286.6           22,331.0
                                                   ------------    ------------    ------------    ------------       ------------
Assets under management, end of period             $  22,063.0     $  22,467.2     $  24,286.6     $  22,331.0        $  20,058.8
                                                   ============    ============    ============    ============       ============
INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                         $     281.3     $     364.4     $     260.2     $     331.7        $     334.3
Redemptions and withdrawals                             (513.3)         (474.9)         (566.6)         (447.3)          (4,144.2)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Flows                                            (232.0)         (110.5)         (306.4)         (115.6)          (3,809.9)
Performance                                              233.8            17.4           251.6            56.5              (76.9)
Acquisitions (dispositions) / Other                     (261.9)           69.1          (708.2)            5.8              (70.0)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Change in AUM                                    (260.1)          (24.0)         (763.0)          (53.3)          (3,956.8)
Assets under management, beginning of period          12,294.8        12,034.7        12,010.7        11,247.7           11,194.4
                                                   ------------    ------------    ------------    ------------       ------------
Assets under management, end of period             $  12,034.7     $  12,010.7     $  11,247.7     $  11,194.4        $   7,237.6
                                                   ============    ============    ============    ============       ============
STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                         $   1,500.0     $     790.0     $       0.0     $       0.0        $       0.0
Redemptions and withdrawals                             (299.0)          (20.6)          (17.6)          (15.1)             (25.9)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Flows                                           1,201.0           769.4           (17.6)          (15.1)             (25.9)
Performance                                              (73.7)        (117.9)          (809.3)       (1,324.6)            (951.1)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Change in AUM                                   1,127.3           651.5          (826.9)       (1,339.7)            (977.0)
Assets under management, beginning of period           3,963.1         5,090.4         5,741.9         4,915.0            3,575.3
                                                   ------------    ------------    ------------    ------------       ------------
Assets under management, end of period             $   5,090.4     $   5,741.9     $   4,915.0     $   3,575.3        $   2,598.3
                                                   ============    ============    ============    ============       ============
TOTAL:
Deposits and reinvestments                         $   3,232.4     $   2,689.2     $   1,260.4     $   1,154.1        $   1,295.9
Redemptions and withdrawals                           (2,422.2)      (2,305.0)        (2,090.0)       (2,032.0)          (5,656.2)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Flows                                             810.2           384.2          (829.6)         (877.9)          (4,360.3)
Performance                                              584.2            25.3          (304.8)       (1,587.9)          (2,543.9)
Money market funds net change in AUM                    (364.2)          214.8         1,939.1        (1,287.2)          (1,027.2)
Acquisitions (dispositions) / Other                     (275.9)           17.1          (694.6)         (167.2)             (97.6)
                                                   ------------    ------------    ------------    ------------       ------------
   Net Change in AUM                                     754.3           641.4           110.1        (3,920.2)          (8,029.0)
Assets under management, beginning of period          44,962.8        45,717.1        46,358.5        46,468.6           42,548.4
                                                   ------------    ------------    ------------    ------------       ------------
Assets under management, end of period             $  45,717.1     $  46,358.5     $  46,468.6     $  42,548.4        $  34,519.4
                                                   ============    ============    ============    ============       ============
Variable Products Change in AUM (included
      in Institutional Products)                   $     (10.2)    $       5.4     $    (897.3)    $     (48.2)       $     (32.9)
                                                   ============    ============    ============    ============       ============
Money Market balances (1)                          $   5,336.9     $   5,551.7     $   7,490.8     $   6,203.6        $   5,176.3
                                                   ============    ============    ============    ============       ============

(1) Money Market balances included in Mutual Funds above.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT(1)
First Quarter 2008 (unaudited)
($ in millions)

                                                                                                December 31,
                                                                                    ------------------------------------
                                                                                         2005                      2004
                                                                                    ----------                ----------
OPERATING INCOME
Operating Gain (Loss)                                                               $     3.5                 $    (1.7)
Realized Gains on Cash and Stock Distributions                                           21.9                       7.4
Change in Unrealized Gains (Losses) on Investments Held in Partnerships                 (10.6)                     13.6
                                                                                    ----------                ----------
Equity in Partnership Earnings, before income taxes                                      14.8                      19.3
Applicable Income Taxes                                                                   5.2                       6.8
                                                                                    ----------                ----------
Operating Income                                                                    $     9.6                 $    12.5
                                                                                    ==========                ==========

------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
CONTRIBUTIONS (DOLLARS INVESTED)                                                    $    27.6                 $    37.7
Equity In Earnings of Partnerships                                                       14.8                      19.3
Distributions                                                                           (68.2)                    (50.4)
Sale of Partnership Interests and Transfer to Closed Block                              (91.5)
Realized Loss on Sale of Partnership Interests and Transfer to Closed Block             (13.9)
                                                                                    ----------                ----------
Change in Venture Capital Investments                                                  (131.2)                      6.6
Beginning Balance                                                                       202.9                     196.3
                                                                                    ----------                ----------
Ending Balance                                                                      $    71.7                 $   202.9
                                                                                    ==========                ==========

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2008 (unaudited)
($ in millions)

                                                          YTD March                              December 31,
                                                --------------------------  ------------------------------------------------------
                                                    2008          2007          2007          2006          2005          2004
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATING INCOME
Corporate Investment Income                     $       0.9   $       1.5   $       6.7   $       4.6   $      (0.8)  $       0.4
Interest Expense on Indebtedness                      (10.2)         (9.5)        (44.2)        (49.2)        (46.6)        (40.8)
Corporate Expenses                                    (11.2)         (2.9)        (10.8)        (17.3)        (24.6)        (18.9)
Other                                                  (0.1)          1.7           0.8          (0.1)          0.7          (1.5)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Operating Loss, before income taxes                   (20.6)         (9.2)        (47.5)        (62.0)        (71.3)        (60.8)
Applicable Income Tax (Benefit)                        (8.1)         (3.6)        (29.5)        (21.2)        (26.9)        (23.0)
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATING LOSS                                        (12.5)         (5.6)        (18.0)        (40.8)        (44.4)        (37.8)
Net Realized Investment Gains (Losses)                 (1.1)         11.8          (5.7)         21.0           4.4          (0.4)
Realized and Unrealized Gains (Losses)
   on Equity Investment in Aberdeen                                                                            (7.0)         55.9
Share of Aberdeen's Extraordinary
   Charge for FSA Settlement                                                                                                (14.7)
Surplus Notes Tender Costs                                                                                                   (6.4)
Management Restructuring and Early
   Retirement Costs                                                                              (0.4)         (4.1)        (13.4)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCOME (LOSS)                               $     (13.6)  $       6.2   $     (23.7)  $     (20.2) $      (51.1)  $     (16.8)
                                                ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2008 (unaudited)
($ in millions)

Quarters Ended                                                                   2007                                    2008
                                                   ------------------------------------------------------------      ------------
                                                       March           June         September        December           March
                                                   ------------    ------------    ------------    ------------      ------------
OPERATING INCOME
Corporate Investment Income                        $       1.5     $       1.5     $       1.8     $       1.9       $       0.9
Interest Expense on Indebtedness                          (9.5)          (11.6)          (11.5)          (11.6)            (10.2)
Corporate Expenses                                        (2.9)           (5.5)           (1.7)           (0.7)            (11.2)
Other                                                      1.7            (0.6)            0.1            (0.4)             (0.1)
                                                   ------------    ------------    ------------    ------------      ------------
Operating Loss, before income taxes                       (9.2)          (16.2)          (11.3)          (10.8)            (20.6)
Applicable Income Tax (Benefit)                           (3.6)          (14.8)           (6.2)           (4.9)             (8.1)
                                                   ------------    ------------    ------------    ------------      ------------
OPERATING LOSS                                            (5.6)           (1.4)           (5.1)           (5.9)            (12.5)
Net Realized Investment Gains (Losses)                    11.8            (1.8)           (1.0)          (14.7)             (1.1)
                                                   ------------    ------------    ------------    ------------      ------------
NET INCOME (LOSS)                                  $       6.2     $      (3.2)    $      (6.1)    $     (20.6)      $     (13.6)
                                                   ============    ============    ============    ============      ============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT(1)
First Quarter 2008 (unaudited)
($ in millions)

                                                     YTD March                            December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                    $     180.2    $      194.7   $     798.3    $      839.7   $      928.7   $     990.6
Insurance, Investment Management and
  Product Fees                                    178.2           150.8         653.2           560.6          501.8         550.0
Mutual Fund Ancillary Fees and Other
  Revenue                                          14.6            16.6          67.7            54.8           46.5          46.9
Net Investment Income                             248.5           276.5       1,060.4         1,049.9        1,100.3       1,074.0
Unrealized Gain on Trading Equity
  Securities                                                                                                                  85.9
Net Realized Investment Gains (Losses)            (47.5)           24.5          (6.8)           76.5           34.2          10.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                    574.0           663.1       2,572.8         2,581.5        2,611.5       2,758.2
                                           -------------  -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                     351.6           317.3       1,303.7         1,331.5        1,376.7       1,422.2
Policyholder Dividends                             73.7           103.8         380.0           399.1          364.4         404.7
Policy Acquisition Cost Amortization               30.0            43.5         198.7           148.7          132.1         110.2
Intangible Asset Impairments                       10.5                                          32.5           10.6
Intangible Asset Amortization                       7.5             7.6          30.4            32.0           33.8          33.8
Interest Expense on Indebtedness                   10.2             9.5          44.2            49.2           46.6          40.8
Interest Expense on Non-recourse
  Collateralized Obligations                        3.2             4.0          15.4            18.7           29.4          33.6
Other Operating Expenses                          117.4           106.8         439.9           428.4          482.9         565.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                    604.1           592.5       2,412.3         2,440.1        2,476.5       2,611.1
                                           -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority Interest
  and equity in undistributed losses of
  affiliates                                      (30.1)           70.6         160.5           141.4          135.0         147.1
Applicable Income Taxes (Benefit)                 (11.1)           20.8          33.1            42.6           27.1          46.0
                                           -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Minority Interest and equity in
  undistributed losses of affiliates              (19.0)           49.8         127.4            98.8          107.9         101.1
Equity in undistributed losses of
  affiliates                                                                                                                 (10.4)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations          (19.0)           49.8         127.4            98.8          107.9          90.7
Discontinued Operations:
  Income (Loss) from Discontinued
  Operations                                                        0.8          (3.5)            1.1            0.5          (4.3)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Income (Loss)                           $     (19.0)   $       50.6   $     123.9    $       99.9   $      108.4   $      86.4
                                           =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT(1)
First Quarter 2008 (unaudited)
($ in millions)

Quarters Ended                                                                      2007                                  2008
                                                          ----------------------------------------------------------  -------------
                                                              March           June        September       December        March
                                                          -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                                   $      194.7   $     193.1    $      197.5    $    213.0     $    180.2
Insurance, Investment Management and Product Fees                 150.8         155.8           164.5         182.2          178.2
Mutual Fund Ancillary Fees and Other Revenue                       16.6          17.2            17.0          16.8           14.6
Net Investment Income                                             276.5         262.8           261.1         260.0          248.5
Net Realized Investment Gains (Losses)                             24.5          (1.9)            3.9         (33.2)         (47.5)
                                                          -------------  -------------  -------------  -------------  -------------
Total Revenues                                                    663.1         627.0           644.0         638.8          574.0
                                                          -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities                317.3         316.5           330.8         339.1          351.6
Policyholder Dividends                                            103.8          90.3            98.1          87.8           73.7
Policy Acquisition Cost Amortization                               43.5          45.9            47.1          62.2           30.0
Intangible Asset Impairments                                                                                                  10.5
Intangible Asset Amortization                                       7.6           7.5             7.5           7.8            7.5
Interest Expense on Indebtedness                                    9.5          11.6            11.5          11.6           10.2
Interest Expense on Non-recourse Collateralized
  Obligations                                                       4.0           4.1             3.9           3.4            3.2
Other Operating Expenses                                          106.8         116.0           102.3         114.9          117.4
                                                          -------------  -------------  -------------  -------------  -------------
Total Expenses                                                    592.5         591.9           601.2         626.8          604.1
                                                          -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations before Income
  Taxes                                                            70.6          35.1            42.8          12.0          (30.1)
Applicable Income Taxes (Benefit)                                  20.8           2.3             7.2           2.8          (11.1)
                                                          -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations                           49.8          32.8            35.6           9.2          (19.0)
Discontinued Operations:
      Income (Loss) from Discontinued Operations                    0.8           0.4                          (4.7)
                                                          -------------  -------------  -------------  -------------  -------------
Net Income (Loss)                                          $       50.6   $      33.2     $      35.6    $      4.5     $    (19.0)
                                                          =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FIRST QUARTER 2008 INCOME STATEMENT
First Quarter 2008 (unaudited)
($ in millions)

Year-to-Date March 31, 2008                             Operating Income                     Exclusions from Operating Income
                                          --------------------------------------------  -------------------------------------------
                                                                           Corporate      Realized
                                                              Asset            &         Investment                   Intra-Segment
                           Consolidated   Life & Annuity    Management       Other      Gains/Losses       Other      Eliminations
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                    $     180.2    $       180.2
Insurance, Investment
  Management and
  Product Fees                    178.2            145.6   $      32.8                                  $      (0.1)   $      (0.1)
Mutual Fund Ancillary
  Fees and Other Revenue           14.6                           14.6
Net Investment Income             248.5            239.7           0.3    $       5.8                          (0.6)           3.3
Net Realized Investment
  Losses                          (47.5)                                                 $     (47.5)
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
     Total Revenues               574.0            565.5          47.7            5.8          (47.5)          (0.7)           3.2
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and
  Increase in Policy
  Liabilities                     351.6            350.0                          1.6
Policyholder Dividends             73.7             89.2                                       (15.5)
Policy Acquisition Cost
  Amortization                     30.0             36.0                                        (6.0)
Intangible Asset
  Amortization                      7.5                            7.5
Intangible Asset
  Impairments                      10.5                           10.5
Interest Expense
  on Indebtedness                  10.2                                          10.2
Interest Expense on
  Non-recourse
  Collateralized
  Obligations                       3.2                                           3.2
Other Operating Expenses          117.4             64.1          43.0           11.4           (3.6)          (0.7)           3.2
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
     Total Expenses               604.1            539.3          61.0           26.4          (25.1)          (0.7)           3.2
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from
  Continuing Operations
  before Income Taxes             (30.1)            26.2         (13.3)         (20.6)         (22.4)           0.0            0.0
Applicable Income Taxes
  (Benefit)                       (11.1)             9.7          (4.6)          (8.1)          (8.1)
                           -------------  --------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from
 Continuing Operations      $     (19.0)   $        16.5   $      (8.7)   $     (12.5)   $     (14.3)   $       0.0    $       0.0
                           =============  ==============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
First Quarter 2008 (unaudited)
($ in millions, except par value)

                                                              March                            December 31,
                                                          -------------  ----------------------------------------------------------
                                                               2008           2007           2006          2005            2004
                                                          -------------  -------------  -------------  -------------  -------------
ASSETS:
Available-for-Sale Debt Securities, at fair value          $  11,617.4    $  11,970.0    $  12,696.8    $  13,404.6    $  13,476.3
Available-for-Sale Equity Securities, at fair value              204.9          205.3          187.1          181.8          304.3
Trading Equity Securities, at fair value                                                                                      87.3
Policy Loans, at unpaid principal balances                     2,402.9        2,380.5        2,322.0        2,245.0        2,196.7
Venture Capital Partnerships, at equity in net assets            195.4          173.7          116.8          145.1          255.3
Other Investments                                                430.5          507.3          380.2          439.2          579.7
Fair value option investments                                    112.8
                                                          -------------  -------------  -------------  -------------  -------------
                                                              14,963.9       15,236.8       15,702.9       16,415.7       16,899.6
Available-for-Sale Investments Pledged as Collateral,
  at fair value                                                  185.9          219.1          267.8          304.4        1,278.8
                                                          -------------  -------------  -------------  -------------  -------------
    Total Investments                                         15,149.8       15,455.9       15,970.7       16,720.1       18,178.4
Cash and Cash Equivalents                                        362.3          577.7          404.9          301.5          435.0
Deferred Policy Acquisition Costs                              2,237.2        2,081.2        1,752.7        1,556.0        1,429.9
Goodwill and Other Intangible Assets                             675.0          692.7          708.6          763.5          735.6
Other Assets                                                     620.8          579.1          711.7          649.0          630.1
Separate Account Assets                                       10,344.2       10,820.3        9,458.6        7,722.2        6,950.3
                                                          -------------  -------------  -------------  -------------  -------------
    Total Assets                                           $  29,389.3    $  30,206.9    $  29,007.2    $  27,712.3    $  28,359.3
                                                          =============  =============  =============  =============  =============
LIABILITIES:
Policy Liabilities and Accruals                            $  13,803.1    $  13,791.2    $  13,515.6    $  13,246.2    $  13,132.4
Policyholder Deposit Funds                                     1,723.3        1,808.9        2,228.4        3,060.7        3,492.4
Indebtedness                                                     474.0          627.7          685.4          751.9          690.8
Stock Purchase Contracts                                                                                                     131.9
Other Liabilities                                                513.1          551.0          539.1          534.3          583.9
Non-recourse Collateralized Debt Obligation
  Liabilities                                                    270.5          317.9          344.0          389.9        1,355.2
Separate Account Liabilities                                  10,344.2       10,820.3        9,458.6        7,722.2        6,950.3
                                                          -------------  -------------  -------------  -------------  -------------
    Total Liabilities and minority interest                   27,128.2       27,917.0       26,771.1       25,705.2       26,336.9
                                                          -------------  -------------  -------------  -------------  -------------
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
  authorized; 114,381,597 shares outstanding
  (March 31, 2008)                                                 1.3            1.3            1.3            1.1            1.0
Additional paid-in capital                                     2,619.5        2,616.1        2,600.2        2,437.6        2,431.6
Accumulated Earnings (Deficit)                                   (31.7)          (9.8)        (111.3)        (193.1)        (285.7)
    Treasury stock, at cost: 11,313,564 shares
        (March 31, 2008)                                        (179.5)        (179.5)        (179.5)        (179.5)        (182.6)
Accumulated Other Comprehensive Income (Loss)                   (148.5)        (138.2)         (74.6)         (59.0)          58.1
                                                          -------------  -------------  -------------  -------------  -------------
    Total Stockholders' Equity                                 2,261.1        2,289.9        2,236.1        2,007.1        2,022.4
                                                          -------------  -------------  -------------  -------------  -------------
    Total Liabilities, Minority Interest and
        Stockholders' Equity                               $  29,389.3    $  30,206.9    $  29,007.2    $  27,712.3    $  28,359.3
                                                          =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY(1)
First Quarter 2008 (unaudited)
($ millions)

                                               Total Debt Securities        Public Debt Securities        Private Debt Securities
                                           ----------------------------  ----------------------------  ----------------------------
                                              3/31/08       12/31/07        3/31/08       12/31/07        3/31/08       12/31/07
                                           -------------  -------------  -------------  -------------  -------------  -------------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)

AAA/AA/A                                    $   7,195.3   $    7,473.6   $    5,669.0    $   5,950.6    $   1,526.3    $   1,523.0
BBB                                             3,502.1        3,567.7        1,924.1        1,997.9        1,578.0        1,569.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
    Total Investment Grade                     10,697.4       11,041.3        7,593.1        7,948.5        3,104.3        3,092.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
BB                                                572.0          604.3          483.7          507.7           88.3           96.6
B                                                 225.4          227.3          159.7          179.3           65.7           48.0
CCC and Lower                                     106.8           84.0           56.7           33.8           50.1           50.2
In or Near Default                                 15.8           13.1            7.6            6.1            8.2            7.0
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                       $  11,617.4   $   11,970.0   $    8,300.8    $   8,675.4    $   3,316.6    $   3,294.6
                                           =============  =============  =============  =============  =============  =============

% Below Investment Grade                            7.9%           7.8%           8.5%           8.4%           6.4%           6.1%
-----------------------------------------------------------------------------------------------------------------------------------
UNREALIZED GAINS AND LOSSES ON DEBT AND
  EQUITY SECURITIES
    As of 3/31/08

                                                      Total                  Outside Closed Block              Closed Block
                                           ----------------------------  ----------------------------  ----------------------------
                                               Gains         Losses         Gains          Losses         Gains          Losses
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                       $     291.4    $    (548.4)   $      84.9    $    (293.5)   $      206.5   $    (254.9)
Equity Securities                                  24.9           (8.5)           6.3           (1.6)           18.6          (6.9)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Unrealized Gains (Losses)                   316.3         (556.9)          91.2         (295.1)          225.1        (261.8)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Applicable PDO                                    225.1         (261.8)                                        225.1        (261.8)
Applicable DAC (Credit)                            34.3         (141.7)          34.3         (141.7)
Applicable Deferred Income Tax (Benefit)           19.9          (53.7)          19.9          (53.7)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Offsets to Net Unrealized Gains
  (Losses)                                        279.3         (457.2)          54.2         (195.4)          225.1        (261.8)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Unrealized Gains (Losses)               $      37.0    $     (99.7)   $      37.0    $     (99.7)   $        0.0   $       0.0
                                           =============  =============  =============  =============  =============  =============
Net Unrealized Losses                       $     (62.7)                  $     (62.7)                  $        0.0
                                           =============                 =============                 =============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS(1)
First Quarter 2008 (unaudited)
($ in millions)

Quarters Ended                                       YTD March                                 December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                             $     183.3    $     194.0    $     774.4    $     800.7    $     804.6    $     772.1
Equity Securities                                   1.0            2.4            8.2            7.0            7.5            4.5
Mortgages                                           0.2            0.7            1.7            6.2           20.2           22.5
Policy Loans                                       45.0           44.1          179.5          169.3          165.8          167.1
Venture Capital                                     5.8            7.8           27.0            3.3           23.8           25.5
Cash & Cash Equivalents                             3.6            4.9           18.8           16.3            7.6            4.9
Other Income                                        1.9            4.6            8.3
Other Investments (2)                               7.0           19.0           43.9           40.0           47.8           48.8
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                    247.8          277.5        1,061.8        1,042.8        1,077.3        1,045.4
                                           -------------  -------------  -------------  -------------  -------------  -------------
Discontinued Operations                             0.7            2.7            7.5            6.6            4.8            3.6
Investment Expenses                                 1.8            2.3            9.6            5.3            6.1            7.9
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                 $     245.3    $     272.5    $   1,044.7    $   1,030.9    $   1,066.4    $   1,033.9
                                           =============  =============  =============  =============  =============  =============
ANNUALIZED YIELDS
Debt Securities                                     6.4%           6.3%           6.6%           6.5%           6.2%           5.9%
Equity Securities                                   1.9%           5.2%           4.1%           3.7%           3.0%           1.3%
Mortgages                                           5.4%           6.4%          11.0%           8.1%          15.3%          11.0%
Policy Loans                                        7.8%           7.9%           7.9%           7.6%           7.7%           7.9%
Venture Capital                                    13.4%          27.5%          17.3%           2.7%          12.8%          10.9%
Cash & Cash Equivalents                             3.1%           5.4%           4.1%           4.7%           5.2%           1.1%
Other Investments (2)                               7.0%          26.6%          11.6%          13.6%          16.4%           7.5%
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                      6.6%           7.2%           7.0%           6.7%           6.6%           6.1%
                                           -------------  -------------  -------------  -------------  -------------  -------------
Investment Expenses and Discontinued
  Operations                                        0.1%           0.1%           0.1%           0.1%           0.1%           0.1%
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income yields                  6.5%           7.1%           6.9%           6.6%           6.6%           6.1%
                                           =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS(1)
First Quarter 2008 (unaudited)
($ in millions)

Quarters Ended                                                                       2007                                  2008
                                                          ----------------------------------------------------------  -------------
                                                              March          June         September      December         March
                                                          -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                                            $     194.0    $     194.9    $     195.7    $     189.8    $     183.3
Equity Securities                                                  2.4            2.1            0.9            2.8            1.0
Mortgages                                                          0.7            0.4            0.3            0.3            0.2
Policy Loans                                                      44.1           43.8           45.5           46.1           45.0
Venture Capital                                                    7.8            6.3            7.9            5.0            5.8
Cash & Cash Equivalents                                            4.9            4.7            4.3            4.9            3.6
Other Income                                                       4.6            1.2           (0.5)           3.0            1.9
Other Investments(2)                                              19.0            9.7            6.3            8.9            7.0
                                                          -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                                   277.5          263.1          260.4          260.8          247.8
                                                          -------------  -------------  -------------  -------------  -------------
Discontinued Operations                                            2.7            1.8            0.7            2.3            0.7
Investment Expenses                                                2.3            2.7            2.5            2.1            1.8
                                                          -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                                $     272.5    $     258.6    $     257.2    $     256.4    $     245.3
                                                          =============  =============  =============  =============  =============
ANNUALIZED YIELDS
Debt Securities                                                    6.3%           6.4%           6.6%           6.5%           6.4%
Equity Securities                                                  5.2%           4.3%           1.8%           5.6%           1.9%
Mortgages                                                          6.4%           9.2%           7.1%           7.6%           5.4%
Policy Loans                                                       7.9%           7.8%           8.0%           8.1%           7.8%
Venture Capital                                                   27.5%          18.8%          22.2%          12.6%          13.4%
Cash & Cash Equivalents                                            5.4%           5.5%           4.9%           4.3%           3.1%
Other Investments(2)                                              26.6%          12.1%           7.2%           9.3%           7.0%
                                                          -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                                     7.2%           6.9%           6.9%           6.9%           6.6%
                                                          -------------  -------------  -------------  -------------  -------------
Investment Expenses and Discontinued Operations                    0.1%           0.1%           0.1%           0.1%           0.1%
                                                          -------------  -------------  -------------  -------------  -------------
Total Net Investment Income yields                                 7.1%           6.8%           6.8%           6.8%           6.5%
                                                          =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2008 (unaudited)
($ Millions)

                                                     YTD March                            December 31,
                                           ----------------------------  ----------------------------------------------------------
                                                2008           2007           2007           2006          2005            2004
                                           -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                   $     (32.6)   $      (1.0)   $     (46.7)   $      (7.9)   $     (31.2)   $     (15.5)
Equity Security Impairments                        (0.5)                         (0.5)                         (2.1)          (1.5)
Mortgage Loan Impairments                                                                                      (0.8)         (12.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                                                         (0.8)          (1.0)          (1.2)         (16.6)
Other Invested Asset Impairments                   (7.3)                         (3.9)                                        (3.3)
                                           -------------  -------------  -------------  -------------  -------------  -------------
    Total Impairment Losses                       (40.4)          (1.0)         (51.9)          (8.9)         (35.3)         (49.5)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction Gains
  (Losses)                                         (2.8)           3.4           11.6           42.0          (18.0)          28.4
Equity Security Net Transaction Gains
  (Losses)                                         (0.2)           1.3            9.5           21.9            2.9           14.6
Venture Capital Net Investment Gains
  (Losses)                                                                                       2.4          (13.9)
Mortgage Loan Net Transaction Gains
  (Losses)                                         (0.1)           1.4            1.4            3.2                           0.2
Affiliate Equity Security Transactions
  Gains                                                           13.7           13.7           10.4            3.7
Real Estate Net Transaction Gains
  (Losses)                                                         1.5            1.4                          (0.6)          (0.8)
Settlement of HRH Stock Purchase
  Contracts                                                                                                    86.3
Other Invested Asset Net Transactions
  Gains (Losses)                                   (4.8)           4.0            5.7            5.5            6.6            6.3
Debt and Equity Securities Pledged as
  Collateral                                        0.8            0.2            1.8                           2.5
                                           -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains (Losses)              (7.1)          25.5           45.1           85.4           69.5           48.7
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)            (47.5)          24.5           (6.8)          76.5           34.2           (0.8)
                                           =============  =============  =============  =============  =============  =============
Closed Block Applicable PDO (Reduction)           (15.5)           6.6            4.4           46.0          (12.4)           3.7
Applicable Deferred Acquisition Costs
  (Credit)                                         (6.0)          (0.4)           0.2           (3.5)          17.6           (0.4)
Applicable Deferred Income Tax (Credit)            (9.4)           3.9           (4.3)          11.7            9.2            3.1
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                    $     (16.6)   $      14.4    $      (7.1)   $      22.3    $      19.8    $      (7.2)
                                           =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2008 (unaudited)
($ Millions)

Quarters Ended                                                                       2007                                  2008
                                                          ----------------------------------------------------------  -------------
                                                              March          June         September      December         March
                                                          -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                                  $      (1.0)   $     (13.6)   $      (3.8)   $     (28.3)   $     (32.6)
Equity Security Impairments                                                      (0.1)          (0.3)          (0.1)          (0.5)
Debt and Equity Securities Pledged as Collateral
  Impairments                                                                    (0.8)
Other Invested Asset Impairments                                                                (1.3)          (2.6)          (7.3)
                                                          -------------  -------------  -------------  -------------  -------------
    Total Impairment Losses                                       (1.0)         (14.5)          (5.4)         (31.0)         (40.4)
                                                          -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction Gains (Losses)                       3.4            5.4            5.5           (2.7)          (2.8)
Equity Security Net Transaction Gains (Losses)                     1.3            2.6            2.8            2.8           (0.2)
Mortgage Loan Net Transaction Gains (Losses)                       1.4                                                        (0.1)
Affiliate Equity Security Transactions Gains                      13.7
Real Estate Net Transaction Gains (Losses)                         1.5           (0.1)
Other Invested Asset Net Transactions Gains (Losses)               4.0            4.0            0.5           (2.8)          (4.8)
Debt and Equity Securities Pledged as Collateral                   0.2            0.7            0.5            0.4            0.8
                                                          -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains (Losses)                             25.5           12.6            9.3           (2.3)          (7.1)
                                                          -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)                            24.5           (1.9)           3.9          (33.3)         (47.5)
                                                          =============  =============  =============  =============  =============
Closed Block Applicable PDO (Reduction)                            6.6           (1.3)           1.1           (2.0)         (15.5)
Applicable Deferred Acquisition Costs (Credit)                    (0.4)           0.3            0.4           (0.1)          (6.0)
Applicable Deferred Income Tax (Credit)                            3.9            0.4            0.7           (9.3)          (9.4)
                                                          -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses) Included in
   Net Income                                              $      14.4    $      (1.3)   $       1.7    $     (21.9)   $     (16.6)
                                                          =============  =============  =============  =============  =============